Allstate Life Insurance Company of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated September 26, 2008, to

the TotalAccumulatorSM Variable Adjustable Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company of New York.

We have received notice that the Board of Trustees of the Janus Aspen Series has approved the following fund name change:

Effective on or about November 1, 2008, the name of the Janus Aspen Series Mid Cap Value Portfolio will be changed to the Janus Aspen Perkins Mid Cap Value Portfolio.

Due to this name change, the corresponding Janus Aspen Series Mid Cap Value Sub-Account available for your product will change its name to the Janus Aspen Perkins Mid Cap Value Sub-Account effective on or about November 1, 2008.

The name change does not in any way affect the investment objective of the Portfolio, which remains unchanged, or the manner in which the investment advisor manages the Portfolio. For complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

Please keep this supplement for future reference together with your prospectus.